Exhibit 10.1

ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT (this “Agreement”) is made as of this 31st day of August, 2021, by and among MEDALIST FUND II-B, LLC, a Delaware limited liability company, whose address is 1051 E. Cary Street, Suite 601, Richmond, Virginia 23219 (the "Seller"), THOMAS E. MESSIER, whose address is 207 Massle Road, Richmond, Virginia 23221, WILLIAM R. ELLIOTT, whose address is 9 Albemarle Avenue, Richmond, Virginia 23226, and Medalist Fund II, LLC, whose address is 1051 E. Cary Street, Suite 601, 23226 (collectively, the “Guarantors”), MDR GREENBRIER, LLC, a Delaware limited liability company, whose address is 1051 E. Cary Street, Suite 601, 23226 (“MDR” and/or the “Buyer”), and THE OLD POINT NATIONAL BANK OF PHOEBUS, whose address is 1 West Mellen Street, Hampton, Virginia 23663 (the “Lender”).

RECITALS

A. WHEREAS, pursuant to the provisions of that certain Commitment Letter dated June 4, 2021, issued by the Lender and accepted by Seller, as amended (the “Commitment”), and that certain Business Loan Agreement dated June 7, 2021 between Lender and Seller (the “Loan Agreement”), Lender made a loan in the original amount of FOUR MILLION, FOUR HUNDRED NINTY FIVE THOUSAND AND NO/100 DOLLARS ($4,495,000.00) to Seller (the “Loan”); and

B.       WHEREAS, Seller's obligation to repay the Loan is evidenced by that certain promissory note dated June 7, 2021 in the original principal amount of FOUR MILLION, FOUR HUNDRED NINTY FIVE THOUSAND AND NO/100 DOLLARS ($4,495,000.00) made by Seller and payable to the order of Lender (the “Note”); and

C.       WHEREAS, the Note is secured by that certain Deed of Trust, dated June 7, 2021, from Seller, as Grantor, to Donald S. Buckless, a Virginia resident, whose business address is 101 East Queen Street, Hampton, Virginia 23669, and Thomas A. Burcher, a Virginia resident, whose business address is 1 East Queens Way, Hampton, Virginia 23669, as Trustees, either of whom may act (the “Lender’s Trustees”), for the benefit of Lender, recorded in the Clerk’s Office of the Circuit Court of Chesapeake, Virginia (the “Clerk’s Office”), in Deed Book 10386, at page 1207 (the "Deed of Trust") on that certain land and the improvements thereon located at 1244 Executive Blvd., Chesapeake, Virginia 23320 (the "Property"), as more particularly described in Exhibit A to the Deed of Trust; and

D.       WHEREAS, repayment of the Note is further secured by an Assignment of Rents, dated June 7, 2021, from the Seller as Grantor, to the Lender, for the benefit of the Lender, recorded in the Clerk’s Office in Deed Book 10386, at page 1225 (the “Assignment of Leases”); and

E.       WHEREAS, repayment of the Note is further secured by a Security Agreement dated June 7, 2021 from the Seller, as Debtor, to the Lender, for the benefit of the Lender and appropriately filed UCC-1 Financing Statements, filed for record in the Delaware Department of State U.C.C. Filing Section, as U.C.C. Initial Filing No. 2021 4522299 on June 10, 2021, in the Chesapeake Circuit Court Clerk’s Office at Deed Book 02021, at page 0635 as Instrument Number 00635, and with the Virginia State Corporation Commission (the “SCC”) as UCC-1 Statement Number 20210617063524 (collectively, the “Security Agreement”); and

F.       WHEREAS, the Guarantors guaranteed payment of the Note in those certain Commercial Guarantees, dated June 7, 2021 (the “Guarantees”); and

G.       WHEREAS, the Seller and Lender executed that certain Business Loan Agreement, dated June 7, 2021 (the “Loan Agreement”); and

H.       WHEREAS, the Seller, the Guarantors and the Lender executed that certain Omnibus Addendum to the Loan Documents, dated June 7, 2021 (the “Addendum”); and

I.       WHEREAS, the Seller and Lender executed that certain Hazardous Substances Certificate and Indemnity Agreement, dated June 7, 2021 (the “Hazardous Substances Indemnity”); and

J.       WHEREAS, the Seller and Lender have executed other documents in connection with the loan which, together with the documents listed above, are herein referred to, individually and collectively, as the “Loan Documents”; and

M.       WHEREAS, Seller has sold and conveyed, or is about to sell and convey, the Property to Buyer, and Buyer has requested that Lender permit Buyer to assume the Loan and all the obligations and liabilities of Seller under the Commitment, the Loan Agreement, the Note, the Deed of Trust, the Assignment of Leases, the Guarantees, the Security Agreement, the Loan Agreement, the Addendum, the Hazardous Substances Indemnity and the other Loan Documents; and

N.       WHEREAS, Lender and Lender’s Trustees have agreed to such sale and the conveyance from Seller to Buyer and to such assumption by Buyer subject to the provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer, Lender, Guarantors and Lender’s Trustees agree as follows:

1.                  Status of Note and Escrow Account. As of the date of this Agreement, the outstanding principal balance of the Note is $ , the interest rate on the Note is 4.90%, and accrued and unpaid late charges due from the Seller total $0.00. Interest is paid through . Buyer, Seller and Guarantors agree that such amounts are due and payable without defense, setoff or counterclaim. As of the date of , the sum of $__________ is being held in the Escrow Account.

2.                  Consent to Transfer. The Lender and its Trustees each consent to the transfer and sale of the Property to Buyer subject to the terms of this Agreement, but do not otherwise consent to any other or further assignment or transfer of the Property. Only with the express consent of the Lender shall the Buyer finance the purchase of the Property and place a lien or liens thereon to secure such financing, which if approved, any lien will be at all times junior to the lien of the Deed of Trust. The consent of the Lender to the transfer of the Property to Buyer shall not otherwise constitute a waiver of any provisions of the Loan Documents.

3.                  Assumption. Buyer unconditionally assumes the Loan and assumes and agrees to perform, be bound by, be liable for, and be subject to all the obligations and liabilities of Seller under the Loan Documents. Buyer further unconditionally assumes and agrees to pay any and all indebtedness now due or which may become due under the Note or the other Loan Documents. Each reference in any Loan Document to Seller also shall be deemed to be a reference to Buyer, and Buyer shall hereafter be deemed the Grantor under the Deed of Trust.

In the event of a default by Buyer under the Loan Documents or this Agreement, Lender shall be entitled to exercise all remedies available to it or them under the terms of this Agreement and the Loan Documents, as well as all other remedies available to Lender at law or in equity.

4.                  Affirmation. Except as modified in this Agreement, all terms of the Loan Documents shall remain unchanged and are ratified and affirmed by all parties to this Agreement. Buyer and Seller acknowledge and agree that the execution, delivery and performance of this Agreement shall not constitute a novation of any Loan Document and that the Loan Documents all continue in full force and effect.

5.                  Limited Release of Seller. In reliance upon the representations, warranties and covenants set forth herein by Seller, Buyer, Guarantors, Lender hereby releases Seller from any liability for repayment of the principal and interest due under the terms of the Loan Documents, and any and all other borrower obligations under the Loan Documents, to the extent such obligations arise from matters first occurring from and after the date of this Agreement.

6.                  Assumption Fees and Other Fees and Costs. In consideration of the consent of Lender to the provisions of this Agreement, and to compensate Lender for the time spent in obtaining approval of the assumption of the Loan by Buyer, Lender or its representatives or counsel shall receive reimbursement for all of its out-of-pocket costs and expenses in connection with the negotiation and preparation of this Agreement and the documents related to such assumption, including its attorneys’ fees and out-of-pocket costs and expenses. Payment of these amounts must be made upon the closing of the transfer of the Property from Seller to Buyer. The consent of Lender and to the transfer of the Property is expressly conditional upon the payment of such amounts. Such amounts shall be paid by Buyer in accordance with the provisions of the sales contract between Buyer and Seller.

7.                  Property Subject to Lien. The Property shall remain subject to the lien created by the Deed of Trust, and nothing contained in this Agreement shall affect or be construed to affect such lien or the priority of such lien over other liens, charges or encumbrances affecting the Property. Seller agrees that Lender may grant any extension, forbearance or other indulgence with respect to the Loan Documents, or may release any security therefor or any person liable therefor without notice to or consent of Seller.

8.                  Assignment of Leases and Rents. In the event that the Buyer executes any lease agreement with respect to the Property, Buyer will provide Lender with a copy of any executed lease or leases covering all or any portion of the Property and will execute a Collateral Assignment of Leases and Rents for the said leases referenced above.

9.                  Buyer's Evaluation. Buyer represents and warrants that it has made an independent inspection and evaluation of the Property and the business being conducted at the Property and that its decision to purchase the Property and assume the Loan is based upon that independent evaluation and not upon any representations or inducements by Lender.

10.              Warranties as to Existing Compliance of Property with Environmental Regulations. Seller and Buyer each represents and warrants that, to the best of their knowledge, after due inquiry and investigation, the Property is now, and at all times since the date of the Loan has been, in full compliance with all federal, state and local environmental laws, rules, regulations and ordinances, and that, to the best of their knowledge, as of the date of this Agreement there are no hazardous materials, substances, wastes or other environmentally regulated substances (including, without limitation, any materials containing asbestos) located on, in or under the Property or used in connection therewith, except such as are in compliance with all applicable laws, rules, regulations and ordinances.

11.              Future Compliance of Property with Environmental Regulations. Buyer agrees that during the term of the Note and any extensions thereof, that Buyer and any tenant of the Property shall comply fully with all applicable local, state and federal laws, rules, regulations and ordinances related to land use, zoning or protection of the environment, or to the generation, use, storage, removal, transportation, handling or disposal of toxic materials or substances, as such substances may be identified or defined by such laws, rules, regulations and/or ordinances from time to time. Buyer agrees that it shall not cause or permit to exist, as a result of any intentional or unintentional act or omission on its part or on the part of any other tenant or occupant of the Property, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a toxic material, hazardous substance or hazardous waste into air or waters, wildlife or other resources. Buyer agrees to notify Lender promptly of any event or occurrence, whether occurring on the Property or on adjacent or nearby property, which poses a risk of contamination by any hazardous substance, toxic material, hazardous waste or similar substance or materials (as defined in or regulated by any applicable federal, state or local law, rule, regulation or ordinance) to the Property or such adjacent or nearby property or of air or water on, under or near the Property or such adjacent or nearby property.

12.              Indemnification. Seller and Buyer each acknowledges that Lender is relying upon their representations, warranties and covenants as set forth above in consenting to the assumption of the Loan by Buyer. Seller and Buyer agree, jointly and severally, to indemnify, defend and hold Lender harmless against any loss that Lender suffers, including but not limited to penalties, fines, claims, costs (including clean-up costs) and other expenses incurred by Lender (including the expenses of environmental consultants) as a result of any inaccuracy or any breach of the representations, warranties or covenants set forth above; provided, however, that Seller shall not have any liability for the violation by Buyer of any representations, warranties or covenants provided in Section 10 of this Agreement, nor for any losses arising out of or caused by the gross negligence or willful misconduct of Lender or its employees or agents. The indemnity obligations of this Section shall not be limited by the term of the Note or any extensions thereof, but shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Note and the Deed of Trust or the foreclosure or acceptance of a deed in lieu of foreclosure with respect to the Property.

13.              Guarantors’ Consent. Guarantors hereby consent to Buyer's assumption of the Loan and payment of any and all indebtedness now due or which may become due under the Note or the other Loan Documents, and Buyer's agreement to perform, be bound by, be liable for, and be subject to all the obligations and liabilities of Seller under the Loan Documents.

Guarantors further acknowledge and agree that the execution, delivery and performance of this Agreement shall not constitute a novation of the Guarantees and that the Guarantees continue in full force and effect, subject to the release contained in Section 5. Guarantors also agree that Lender may grant any extension, forbearance or other indulgence with respect to the Loan or the Loan Documents, or may release any security therefor or any person liable therefor without notice to or consent of Guarantors.

14.              Buyer Unaffected by Default of Seller or Guarantors. Lender hereby agrees that no act or omission of Seller or Guarantors that does or would constitute a default or an event of default by Seller or Guarantors under the Loan Documents will be considered a default or an event of default by Buyer under the Loan Documents.

15.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

16.              No Waiver. No waiver of a right, interest or remedy of Lender under this Agreement or any Loan Document shall be enforceable unless it is in writing and signed by Lender. Except as specifically provided in writing signed by the party seeking enforcement thereof, the failure to enforce or the waiver of any term, breach or default of this Agreement or any Loan Document shall not constitute the waiver of such term, breach or default at any subsequent time or under any other circumstances and shall not give rise to any restriction on or condition to the prompt, full and strict enforcement of this Agreement or such Loan Document thereafter.

17.              Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if (a) in writing and (b) either (1) personally delivered or (2) sent by certified or registered mail, return receipt requested and postage prepaid, or (3) sent by overnight U.S. Express mail or overnight letter (commercial courier), to the party's address as specified below:

Buyer:	MDR Greenbrier, LLC

Guarantor:	Thomas Messier
207 Massie Road, Richmond, VA 23221

Guarantor:	William Elliott
9 Albemarle Avenue, Richmond, VA 23226

Guarantor:	Medalist Fund, II, LLC

Lender:	The Old Point National Bank of Phoebus
Peninsula Landing, 1 West Mellen Street, Hampton, VA 23663

Any notice required or permitted to be given under this Agreement shall be deemed effective upon receipt. Notice of any change in address shall be given as set forth in this Section. Any notice required or permitted to be given under any Loan Document shall be given first in accordance with the notice provision(s) of such Loan Document; second, if there is no notice provision in such Loan Document, then in accordance with the notice provision(s) of the Loan Agreement; or otherwise in accordance with this Section.

18.              Modifications. No modification, waiver, extension, discharge or other change of this Agreement or of any Loan Documents shall be binding unless executed in writing by the party against whom enforcement of any such modification, waiver, extension, discharge or change is sought.

19.              Binding Agreement. This Agreement applies to, inures to the benefit of, and binds all parties hereto, and their respective personal representatives, heirs, successors and assigns.

20.              Assignment. Neither Buyer, Seller nor Guarantors may assign, transfer, pledge or hypothecate in any way his, her or its rights, interests or benefits under this Agreement and may not delegate the performance of his, her or its obligations under this Agreement without the prior written consent of Lender.

21.              Severability. In the event that a court of competent jurisdiction finds any provision(s) of this Agreement invalid, illegal or unenforceable as applied to any circumstance, the remaining provisions of this Agreement, and the same provision(s) as applied to other circumstances, shall be unimpaired and remain in full force and effect.

22.              Entire Agreement. This Agreement (including any exhibits or other documents incorporated herein) contains the entire understanding of the parties concerning the subject matter hereof and there are no other understandings or agreements between the parties with respect thereto other than this Agreement. This Agreement supersedes all prior or contemporaneous understandings, agreements, representations, promises or statements, whether written or oral, between the parties on the subject matter hereof, and all such prior or contemporaneous understandings, agreements, representations, promises or statements, whether written or oral, are of no effect except as may be provided in this Agreement.

23.              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

24.              Authority. Each party hereby represents and warrants that its entry into and its performance of its obligations under this Agreement are fully authorized and that all requisite corporate actions therefor have been taken by it, and the person signing this Agreement below on such party's behalf represents and warrants that he or she is fully authorized to do so.

Signatures and notarial acknowledgments follow

IN WITNESS WHEREOF, the parties have executed this Agreement.

BUYER:

MDR GREENBRIER, llc, a

Delaware limited liability company

By:	Medalist Diversified Holdings, L.P., a

Delaware limited partnership

Its:	Sole Member

By:	Medalist Diversified REIT, Inc., a

Maryland corporation

Its:	General Partner

By:	/s/ William R. Elliott
William R. Elliott
Co-President

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ______________________, TO-WIT:

The foregoing was duly acknowledged before me, the undersigned Notary Public, this _____________ day of , 2021, by William R. Elliott, the duly authorized Co-President of Medalist Diversified REIT, Inc., a Maryland corporation, which is the duly authorized General Partner of Medalist Diversified Holdings, L.P., a Delaware limited partnership, the duly authorized Sole Member of MDR Greenbrier, LLC, a Delaware limited liability company, on behalf of the said company. He is personally known to me or has produced as identification.

My commission expires on _______________________.

__________________________________ (SEAL)

Notary Public

Notarial Registration Number:______________________

SELLER:

MEDALIST FUND-II B, LLC, a Delaware limited liability company

By:	Medalist Fund II, LLC, a Delaware limited liability

company, its Sole Member

By:	Medalist Fund Manager, Inc., a

Virginia Corporation

Its:	Manager

By:	/s/ Thomas E. Messier
Name:	Thomas E. Messier
Title:	Co-President

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ______________________, TO-WIT:

The foregoing instrument was sworn to and acknowledged before me this _____________ day of August, 2021, by , the duly authorized of Medalist Fund-II B, LLC, a Delaware limited liability company, the duly authorized Manager of Medalist Fund Manager, Inc., a Virginia corporation, on behalf of the said company. He is personally known to me or has produced _______________________________ as identification.

_______________________________ (SEAL)

Notary Public

My commission expires:
Notary Registration No.:
[Affix Notarial Stamp]

GUARANTOR:

/s/ Thomas Messier_________________________________ (SEAL)

Thomas Messier

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ______________________, TO-WIT:

The foregoing was duly acknowledged before me, the undersigned Notary Public, this _____________ day of ________________, 2021, by Thomas Messier. He is personally known to me or has produced ________________ as identification.

My commission expires on _______________________.

__________________________________ (SEAL)

Notary Public

Notarial Registration Number:_________________

GUARANTOR:

William Elliott________________________________ (SEAL)

William Elliott

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ______________________, TO-WIT:

The foregoing was duly acknowledged before me, the undersigned Notary Public, this ____ day of _____________, 2021, by William Elliott. He is personally known to me or has produced ____________________ as identification.

My commission expires on _______________________.

__________________________________ (SEAL)

Notary Public

Notarial Registration Number:_________________

GUARANTOR:

MEDALIST FUND II, LLC, a

Delaware limited liability company

By:	Medalist Fund Manager, Inc., a

Virginia corporation

Its:	Sole Member

By:	/s/ Thomas E. Messier	(SEAL)
Thomas E. Mesier
Manager

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF _____________________, TO WIT:

The foregoing instrument was sworn to and acknowledged before me this ____ day of August, 2021, by Thomas E. Messier, the duly authorized Manager of Medalist Fund Manager, Inc., a Virginia corporation, which is the duly authorized Sole Member of Medalist Fund II, LLC, a Delaware limited liability company, on behalf of the said company. He is personally known to me or has produced ___________________ as identification.

My commission expires on _______________________.

__________________________________ (SEAL)

Notary Public

Notarial Registration Number:______________________

LENDER:

THE OLD POINT NATIONAL BANK OF PHOEBUS

By:	/s/ Natasha Merz	(SEAL)
Name:	Natasha Merz
Title:	SVP, Market Executive

COMMONWEALTH OF VIRGINIA

AT LARGE, to-wit:

The foregoing instrument was acknowledged before me in _______________, Virginia, this _____ day of August, 2021, by ____________ , as ____________, of The Old Point National Bank of Phoebus (the “Lender”), on behalf of the Lender. He/she is personally known to me or has produced ____________ as identification.

Notary Public

My commission expires:
Notary Registration No.:
[Affix Notarial Stamp]